EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements (Form S-8 File No. 333-10840; Form S-8 File No. 333-12814; Form S-8 File No. 333-13186; Form S-8 File No. 333-91650; Form S-8 File No. 333-122128) of Optibase Ltd. of our report, dated January 31, 2006, with respect to the consolidated financial statements of Optibase Ltd., included in the Annual Report (Form 20-F) for the year ended December 31, 2005.

Tel-Aviv, Israel	KOST FORER GABBAY & KASIERER
April 12, 2006	A Member of Ernst & Young Global